UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2009

Brainstorm Cell Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-61610	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East 59 th Street
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 557-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Monday, December 21, 2009, BrainStorm Cell Therapeutics, Inc., a Delaware corporation (the “Company”), released a pre-recorded webcast audio conference.  The webcast audio conference provides updates on the Company’s strategy, science and technology.  A transcript of the webcast is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  The exhibit listed in the Exhibit Index is furnished with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 24, 2009	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Rami Efrati
Rami Efrati
Chief Executive Officer

EXHIBIT INDEX

Exhibit No .	Description

99.1	Transcript of December 21, 2009 Webcast.